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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2003



                          HOME INTERIORS & GIFTS, INC.
               (Exact name of Registrant as specified in charter)


         TEXAS                          333-62021               75-0981828
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
     of incorporation)                                      identification no.)


                            1649 FRANKFORD ROAD WEST
                          CARROLLTON, TEXAS 75007-4605
                    (Address of principal executive offices)


       Registrants' telephone number, including area code: (972) 695-1000


                                  ------------



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On November 7, 2003, Home Interiors & Gifts, Inc. (the "Company") issued a press release announcing that Joey Carter, current CEO and Chairman of the Board of Directors of the Company, intends to retire as CEO on December 31, 2003. Carter will remain as Chairman of the Board of Directors.

         A copy of the press release issued by the Company and dated November 7, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              99.1 Press Release, dated November 7, 2003, issued by Home Interiors & Gifts, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOME INTERIORS & GIFTS, INC.


Date:  November 10, 2003             By: /s/  Kenneth J. Cichocki
                                         ---------------------------------------
                                         Kenneth J. Cichocki
                                         Sr. Vice President of Finance and Chief
                                         Financial Officer



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                                INDEX TO EXHIBITS

Exhibit Number       Exhibit
--------------       -------
99.1                 Press Release, dated November 7, 2003, issued by Home
                     Interiors & Gifts, Inc.